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		      SECURITIES AND EXCHANGE COMMISSION

			    Washington, D.C. 20549



				   FORM 8-K

				CURRENT REPORT

			 Pursuant to Section 13 or 15(d)
		    of the Securities Exchange Act of 1934




	 Date of Report (Date of earliest event reported):  April 11, 1996


			  COCA-COLA ENTERPRISES INC.

	      (Exact name of registrant as specified in its charter)



	 Delaware                  01-09300                 58-0503352
	(State of            (Commission File No.)        (IRS Employer
      Incorporation)                                    Identification No.)




	       2500 Windy Ridge Parkway, Atlanta, Georgia 30339
	(Address of principal executive offices, including zip code)

			       (770) 989-3000
	   (Registrant's telephone number, including area code)












					Page 1 of 6 pages
					Exhibit Index page 4









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Item 5.   Other Events
	  ------------
	  On April 11, 1996 Coca-Cola Enterprises Inc. (the "Company") issued a press release announcing the Company's Board of Directors approved the repurchase of up to 10 million shares of Company Common Stock.


Item 7.   Financial Statements and Exhibits
- ------    ---------------------------------
	  (c) Exhibits.


	  28   Press Release of Coca-Cola Enterprises Inc. issued
	       April 11, 1996












































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	      ~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~

				 SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

				     COCA-COLA ENTERPRISES INC.
				     (Registrant)


					LOWRY F. KLINE
Date:  April 15, 1996              By:____________________________________
				   Lowry F. Kline
				   Senior Vice President and General Counsel









































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			   COCA-COLA ENTERPRISES INC.

				 EXHIBIT INDEX


Exhibit No.                                                     Page


    28         Press release of Coca-Cola Enterprises Inc.         5
	       issued April 11, 1996

















































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			   COCA-COLA ENTERPRISES INC.

				 EXHIBIT INDEX


Exhibit No.                                                     Page


    28         Press Release of Coca-Cola Enterprises Inc.       5
	       issued July 27, 1995
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